Right of Use Assets (Details) - Schedule of supplemental balance sheet information related to operating leases ¥ in Thousands, $ in Thousands	Jun. 30, 2022 CNY (¥)	Jun. 30, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Schedule Of Supplemental Balance Sheet Information Related To Operating Leases Abstract
Right-of-use assets, net	¥ 11,158	$ 1,666
Operating lease liabilities - current	4,597	686
Operating lease liabilities - non-current	6,210	$ 927
Total operating lease liabilities	¥ 10,807